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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-4 (File
No.       333-       ) of our report dated September 27, 1999, on our audits of the financial statements and financial statement schedule of ICON Health & Fitness, Inc. We also consent to the references to our firm under the captions "Experts" and "Selected Financial Data."

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Salt Lake City, Utah
December 28, 1999